12 -07- 2024

UniCredit Bank

Ugovor o prvim izmenama

Ugovora o kreditu br. RL 0203/24

Ovaj ugovor o prvim izmenama ("**Ugovor o izmenama**") Ugovora o kreditu (kako je definisan u nastavku), zaključen je dana 28. juna 2024. godine između:

1 **UNICREDIT BANK SRBIJA A.D. BEOGRAD**, banke koja je osnovana i posluje u skladu sa pravom Republike Srbije, sa sedištem na adresi Rajićeva br. 27 – 29, Beograd (Stari grad), Republika Srbija, registrovane u Registru privrednih subjekata Agencije za privredne registre Republike Srbije, pod matičnim brojem 17324918, koju zastupaju predsednik izvršnog odbora g. Nikola Vuletić i ovlašćeni zastupnici ("**Davalac kredita**");

2 **Meridian Tech društvo sa ograničenom odgovornošću Beograd**, društva sa ograničenom odgovornošću koje je osnovano i posluje u skladu sa pravom Republike Srbije, sa sedištem na adresi Bulevar Mihaila Pupina 10B, sprat 4, Beograd (Novi Beograd), Republika Srbija, registrovanog u Registru privrednih subjekata Agencije za privredne registre Republike Srbije, pod matičnim brojem 08724636 ("**Korisnik kredita**");

(u daljem tekstu "**Ugovorne strane**" ili pojedinačno "**Ugovorna strana**");

First Amendment Agreement

to the Facility Agreement no. RL 0203/24

This first amendment agreement (the "**Amendment Agreement**") to the Facility Agreement (as defined below) is entered into on 28 June 2024 between:

1 **UNICREDIT BANK SRBIJA A.D. BEOGRAD**, a bank incorporated and existing under the laws of the Republic of Serbia, having its corporate seat at Rajićeva br. 27 – 29, Belgrade (Stari grad), Republic of Serbia, registered with the Companies Register of the Serbian Business Registers Agency under corporate ID no. 17324918, represented by the chairman of the executive board Mr. Nikola Vuletić and authorized representatives (the "**Lender**");

2 **Meridian Tech društvo sa ograničenom odgovornošću Beograd**, a limited liability company (*društvo sa ograničenom odgovornošću*) incorporated and existing under the laws of the Republic of Serbia having its corporate seat at Bulevar Mihaila Pupina 10B, floor 4, Belgrade (Novi Beograd), registered with the Companies Register of the Serbian Business Registers Agency under corporate ID no. 08724636 (the "**Borrower**");

(hereinafter referred to as the "**Parties**", or individually a "**Party**");

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DOGOVORENO je kako sledi:

UVODNE ODREDBE

Ovaj Ugovor o izmenama predstavlja izmene i dopune ugovora o dugoročnom kreditu sa iznosom glavnice od RSD 2.350.000.000 zaključenog između Ugovornih strana dana 30. aprila 2024. godine, odobrenog za svrhu finansiranja likvidnosti ("**Ugovor o kreditu**").

1. Definicije i tumačenje

1.1 Izrazi napisani velikim početnim slovom u Ugovoru o kreditu imaće isto značenje u ovom Ugovoru o izmenama, osim ukoliko nisu izričito drugačije definisani u ovom Ugovoru o izmenama.

1.2 Ovim Ugovorom o izmenama uvodi se nova definicija "Grace period", tako da glasi:

"**Grace period**" označava period od 6 (šest) meseci od Datuma stupanja na snagu Ugovora o kreditu.

2. Izmene

2.1 Počev od datuma zaključenja ovog Ugovora o izmenama, Ugovor o kreditu se menja, kako sledi:

2.2 Brišu se član 7.1 i član 7.7 u odeljku 7 (*Kamata i plaćanje Kamate*) Ugovora o kreditu i menjanju novim članovima 7.1 i član 7.7, tako da da sada glase:

7.1 Banka obračunava nominalnu kamatnu stopu na nivou jednomesečnog BELIBOR-a (Reuters strana za BELIBOR) plus 3,15% godišnje (u daljem tekstu: Kamata) koja će se obračunavati po

IT IS AGREED as follows:

RECITALS

This Amendment Agreement is supplemental to and amends the RSD 2,350,000,000 term loan facility agreement dated 30 April 2024 made between the Parties for the purpose of liquidity financing (the "**Facility Agreement**").

1. Definitions and interpretation

1.1 Capitalised terms defined in the Facility Agreement will have the same meaning when used in this Amendment Agreement unless expressly defined in this Amendment Agreement.

1.2 This Amendment Agreement introduces a new definition of "Grace Period," which reads as follows:

"**Grace Period**" means a period of 6 (six) months from the Effective Date of the Facility Agreement.

2. Amendments

2.1 With effect from the date of this Amendment Agreement, the Facility Agreement shall be amended as follows:

2.2 Clauses 7.1 and 7.7 in Section 7 (Interest and Payment of Interest) of the Facility Agreement are deleted and replaced with the following new articles 7.1 and 7.7, which read as follows:

7.1 The Bank shall charge the interest at a nominal interest rate equal to one-month BELIBOR (Reuters BELIBOR screen) *plus* 3.15% p.a. (hereinafter the Interest) to be accrued by the proportional method of

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proporcionalnom načinu obračuna, mesečno **(u daljem tekstu: Kamatni period)** na dugovani iznos u skladu sa ovim Ugovorom, počevši od datuma povlačenja svake tranše.

calculation, monthly (hereinafter: the **Interest period**) on any outstanding amount due hereunder, starting with the date of the disbursement of each tranche.

7.7 Kamata, obračunata na dugovani iznos glavnice, dospeva za plaćanje nakon isteka Grejs perioda, na kraju svakog Kamatnog perioda. Kamata koja je obračunata tokom Grejs perioda (a nije plaćena) dospeva za plaćanje po isteku Grejs perioda odnosno 18. novembra 2024. godine.

7.7 Interest accrued on the outstanding principal amount becomes payable after the expiration of the Grace Period, at the end of each Interest Period. Interest accrued during the Grace Period (but not paid) becomes payable upon the expiration of the Grace Period, i.e., on 18 November 2024.

2.3 U odeljku 6 (*Naknadni uslovi*), rokovi za dostavljanje Davaocu kredita dokumenata i dokaza navedenih u članovima 6.1(a), 6.1(b) i 6.1(c) se menjaju, tako da su sada umesto dostavljanja "najkasnije u roku od 30 (trideset) kalendarskih dana od Datuma stupanja na snagu" rokovi za dostavljanje "najkasnije do 30.09.2024".

2.3 In Section 6 (*Conditions Subsequent*), the deadlines for delivery to the Lender of documents and evidence stipulated in clauses 6.1(a), 6.1(b) and 6.1(c) are amended, so that instead of being "within 30 (thirty) calendar days from the Effective Date", the deadline is now "at latest by 30 September 2024".

2.4 U odeljku 6 (*Naknadni uslovi*), u članu 6.1(d) dodaje se rok za dostavljanje pravnog mišljenja "najkasnije do 30.09.2024".

2.4 In Section 6 (*Conditions Subsequent*), in clause 6.1(d) a deadline for delivery of the legal opinion is added, so that the legal opinion must be provided "at latest by 30 September 2024".

3. Izjave

Korisnik kredita izjavljuje Davaocu kredita da, izjave i garancije sadržane u članu 11 (*Obavezujeće Izjave Klijenta*) Ugovora o kreditu su istinite i tačne u svim bitnim elementima na dan ovog Ugovora o izmenama i kao da su date na dan ovog Ugovora o izmenama.

3. Representations

The Borrower represents to the Lender that, the representations and warranties set out in clause 11 (*Representations and Warranties of the Client*) of the Facility Agreement are true and correct in all material respects on and as of the date hereof as though made on the date hereof.

4. Potvrde

4.1 Korisnik kredita i Davalac kredita saglašavaju se sa izmenama i dopunama dogovorenih ovim Ugovorom o izmenama.

4. Confirmations

4.1 The Borrower and the Lender consent to the amendments set out in this Amendment Agreement.

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4.2 Sve ostale odredbe Ugovora o kreditu ostaju nepromenjene i na snazi.

4.2 All other provisions of the Facility Agreement remain unchanged and in force.

4.3 Ne utičući na prava Davaoca kredita nastala na datum zaključenja ovog Ugovora o izmenama ili pre njega, Korisnik kredita potvrđuje da, na datum zaključenja ovog Ugovora o izmenama i posle tog datuma:

(a) uslovi Ugovora o kreditu i ostala Finansijska dokumenta ostaju u celosti na snazi, osim ako nije drugačije izričito propisano ovim Ugovorom o izmenama; i

(c) Dokumenta o obezbeđenju na osnovu Ugovora o kreditu nastavljaju da obezbeđuju sve obaveze za koje se u njima navodi da ih obezbeđuju (uključujući, bez ograničenja, obaveze Korisnika kredita po osnovu Ugovora o kreditu, izmenjenog ovim Ugovorom o izmenama).

4.3 Without prejudice to the rights of the Lender which have arisen on or before the date of this Amendment Agreement, the Borrower confirms that, on and after the date of this Amendment Agreement:

(b) the Facility Agreement and other Finance Documents will remain in full force and effect, unless otherwise explicitly stipulated in this Amendment Agreement; and

(c) the Security Documents issued based on the Facility Agreement will continue to secure all obligations which are expressed to be secured by those documents (including, without limitation, the Borrower's obligations under the Facility Agreement, as amended by this Amendment Agreement).

4.4 Ugovor o kreditu i ovaj Ugovor o izmenama se, na datum zaključenja ovog Ugovora o izmenama i posle tog datuma, čitaju i tumače kao jedan dokument, a upućivanja u Ugovoru o kreditu na "Ugovor" će od datuma ovog Ugovora o izmenama uključivati i odnosiće se i na izmene koje su učinjene ovim Ugovorom o izmenama.

4.4 The Facility Agreement, together with this Amendment Agreement, shall, with effect on and from the date hereof, be read and construed as one document, while any references to "the Agreement" in the Facility Agreement shall, from the date of this Amendment Agreement, also include and encompass the amendments introduced by this Amendment Agreement.

4.5 Ovaj Ugovor o izmenama predstavlja sastavni deo Ugovora o kreditu, a sve odredbe Ugovora o kreditu koje se izričito ne menjaju ovim Ugovorom o izmenama, primenjuju se i na ovaj Ugovor o izmenama.

4.5 This Amendment Agreement represents an integral part of the Facility Agreement, and all provisions of the Facility Agreement not explicitly amended herein, shall apply to this Amendment Agreement as well.

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5. Primerci

Ovaj Ugovor o izmenama može da bude zaključen u bilo kom broju primeraka, što će imati isto dejstvo kao da su potpisi stavljeni na jedan jedini primerak ovog Ugovora o izmenama.

6. Merodavno pravo i nadležnost

Odredbe člana 14 (*Važeće pravo i sudska nadležnost*) Ugovora o kreditu primenjuju se na ovaj Ugovor o izmenama, onako kako se primenjuju i na Ugovor o kreditu.

7. Finansijski dokument

Ugovorne strane određuju ovaj Ugovor o izmenama kao Finansijski dokument.

[Strana sa potpisima sledi]

5. Counterparts

This Amendment Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment Agreement.

6. Governing law and jurisdiction

Provisions of Clause 14 (*Applicable law and court jurisdiction)* of the Facility Agreement shall apply to this Amendment Agreement as they apply to the Facility Agreement.

7. Finance Documents

The Parties designate this Amendment Agreement as a Finance Document.

[Signature page follows]

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Potpisna strana / Signature page

DAVALAC KREDITA/LENDER

za i u ime / for and on behalf of

UNICREDIT BANK SRBIJA A.D. BEOGRAD

Ime/Name: Stefan Golubović

Funkcija/Title: Direktor za poslovanje sa međunarodnim privrednim društvima/ Head of International Customers

"UniCredit Bank Srbija a.d. Beograd" "UniCredit Bank Srbija JSC" Belgrade 108

Ime/Name: Zoran Jevtović

Funkcija/Title: Viši stručni saradnik za poslovanje sa međunarodnim privrednim društvima/ Senior Relationship manager in the International Customers Department

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Potpisna strana / Signature page

KORISNIK KREDITA/BORROWER

za i u ime / for and on behalf of

Meridian Tech društvo sa ograničenom odgovornošću Beograd

MERIDIAN TECH

Ime/Name: Marija Teodosić

Funkcija/Title: Direktor / director